UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 14, 2020.

NORFOLK SOUTHERN CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 6, 2020
Date: May 14, 2020 Time: 8:30 A.M. EDT
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NSC2020

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NSC2020 and be sure to have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX XXXX  (located on the following page).

NORFOLK SOUTHERN CORPORATION ATTN: JOSEPH C. WOLFE THREE COMMERCIAL PLACE NORFOLK, VA 23510

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents and the form of proxy, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020, to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/NSC2020. Have the information that is printed in the box marked by the arrow →
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote
FOR items 1-4:

1.	Election of Directors

Nominees:

	1a.	Thomas D. Bell, Jr.

	1b.	Mitchell E. Daniels, Jr.

	1c.	Marcela E. Donadio

	1d.	John C. Huffard, Jr.

	1e.	Christopher T. Jones

	1f.	Thomas C. Kelleher

	1g.	Steven F. Leer

	1h.	Michael D. Lockhart

	1i.	Amy E. Miles

	1j.	Claude Mongeau

	1k.	Jennifer F. Scanlon

	1l.	James A. Squires

	1m.	John R. Thompson

The Board of Directors recommends you vote FOR items 1-4:

2.	Approval of proposed amendments to the Corporation's Amended and Restated Articles of Incorporation (“Articles”):

	2a.	Amendment of voting standard to amend the Articles

	2b.	Approval of simple majority voting standard to approve a merger, share exchange, conversion, sale, or dissolution of the Corporation

	2c.	Approval of majority voting standard to approve re-domestication of the Corporation and affiliated transactions

3.	Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern's independent auditors for the year ending December 31, 2020

4.	Approval of the advisory resolution on executive compensation, as disclosed in the proxy statement for the 2020 Annual Meeting of Shareholders

The Board of Directors recommends you vote AGAINST item 5:

5.	A shareholder proposal regarding the right to act by written consent, if properly presented at the meeting

NOTE: In addition, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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